Supplement dated January 26, 2026
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Variable Series Trust II
CTIVP® - Victory Sycamore Established Value Fund	5/1/25
Effective April 3, 2026, Jeffrey Graff, CFA, will retire from Sycamore Capital investment franchise and will no longer be a portfolio manager for the CTIVP® – Victory Sycamore Established Value Fund. As of that date, all references to Jeffrey Graff in the Fund's Prospectus and Summary Prospectus will be removed.
Shareholders should retain this Supplement for future reference.
SUP7038-0001_(01/26)